LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED OCTOBER 1, 2014

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION OF

QS BATTERYMARCH GLOBAL EQUITY FUND,

EACH DATED MARCH 1, 2014

The following language is added to the fund’s Summary Prospectus, Prospectus and Statement of Additional Information:

Effective on or about the close of business on November 17, 2014, Class B shares will be closed to incoming exchanges and dividend reinvestment.

Effective on or about the close of business on November 19, 2014, all issued and outstanding Class B shares of the fund will be reclassified as Class A shares of the fund, with the same aggregate net asset value as the Class B shares held immediately prior to the reclassification. No contingent deferred sales charge will be charged on the reclassification of Class B shares and, once reclassified, the shares will no longer be subject to the contingent deferred sales charge currently charged on the redemption of Class B shares.

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